UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023 (December 18, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, Innovative International Acquisition Corp. (“IOAC”) entered into the Agreement and Plan of Merger and Reorganization (as may be amended or supplemented, the “Merger Agreement”), dated as of October 13, 2022, by and among IOAC, Zoomcar, Inc. (“Zoomcar”), Innovative International Merger Sub Inc. (“Merger Sub”) and Greg Moran, in the capacity as the Seller Representative for the purposes and as described under the Merger Agreement (the “Seller Representative”). Pursuant to the Merger Agreement, IOAC will continue out of the Cayman Islands and re-domesticate into a Delaware corporation (the “Domestication”). We refer to transactions contemplated by the Merger Agreement, collectively, including the Domestication and the issuance of IOAC securities in connection therewith, as the “Business Combination”. In connection with the Domestication and the Business Combination, IOAC will be renamed “Zoomcar Holdings, Inc.” (referred to herein as “New Zoomcar”).

Item 1.01 Entry into a Material Definitive Agreement.

Ananda Trust Closing Investment

On December 19, 2023, IOAC and Ananda Small Business Trust (“Ananda Trust”), an affiliate of Innovative International Sponsor I LLC, IOAC’s sponsor (the “Sponsor”), entered into a subscription agreement (the “Closing Subscription Agreement”), pursuant to which Ananda Trust agreed to purchase 1,666,666 IOAC Class A ordinary shares at a price of $3.00 per share (the “Ananda Trust Closing Investment”), which Ananda Trust Closing Investment is contingent upon the consummation of the proposed Business Combination on terms substantially similar to the terms of the previously disclosed Subscription Agreement into which Ananda Trust entered concurrent with the execution of the Merger Agreement (the “Signing Subscription Agreement”), other than the discounted per share purchase price of $3.00, as opposed to the per share purchase price of $10.00 set forth in the Signing Subscription Agreement.

The terms of the Closing Subscription Agreement include registration rights obligations on the part of New Zoomcar and customary closing conditions. In the event that the proposed Business Combination is not consummated, the Ananda Trust Closing Investment will also not be consummated.

A copy of the Closing Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Closing Subscription Agreement is qualified in its entirety by reference thereto.

Lock-Up Amendment

Simultaneously with the execution of the Closing Subscription Agreement, on December 19, 2023, IOAC and Ananda Trust entered into an amended lock-up agreement (the “Lock-Up Amendment”) containing restrictive trading provisions with respect to all securities held by Ananda Trust and all securities issuable to Ananda Trust in connection with the proposed Business Combination until the earlier of (i) twelve months after the closing of the Business Combination or (ii) subsequent to the Merger, the date on which New Zoomcar completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that results in all of New Zoomcar’s stockholders having the right to exchange their shares for cash, securities or other property.

A copy of the Lock-Up Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Lock-Up Amendment is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “Ananda Trust Closing Investment” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The shares of IOAC Class A ordinary shares to be issued to Ananda Trust will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a transcript of a video first posted on December 19, 2023 in connection with the Business Combination.

Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such filing.

Item 8.01 Other Information.

As previously disclosed, on Wednesday, October 25, 2023, at 11:00 a.m., Eastern Time IOAC convened an extraordinary general meeting of shareholders (the “Business Combination Meeting”) to approve the Business Combination. The Business Combination Meeting was adjourned to a later date in order to allow more time for the parties to consider and finalize financing and transaction terms. The adjourned Business Combination Meeting will be held on December 19, 2023 at 11:00 a.m., Eastern Time, virtually at https://web.lumiagm.com/#/228230513 (password: innovative2023), to approve the Business Combination, among other proposals described in the proxy statement/consent solicitation statement/prospectus (as supplemented by Supplement No. 1 on October 20, 2023, Supplement No. 2 on November 17, 2023 and Supplement No. 3 on December 15, 2023, the “Proxy Statement/Prospectus/Consent Solicitation Statement”). IOAC filed the Proxy Statement/Prospectus/Consent Solicitation Statement with the U.S. Securities and Exchange Commission (“SEC”) as part of a Registration Statement on Form S-4 (Registration No. 333-269627) (the “Registration Statement”).

As discussed in the Proxy Statement/Prospectus/Consent Solicitation Statement, IOAC shareholders who wished to exercise their redemption rights must have sent written requests no later than 5:00 p.m., Eastern Time on December 15, 2023 which was two business days prior to the Business Combination Meeting. As of December 18, 2023, IOAC shareholders holding approximately 2,413,764 IOAC public shares submitted requests to redeem their public shares for a pro rata portion of the funds in the IOAC’s trust account (the “Trust Account”), which requests have not been withdrawn. Any such requests to redeem IOAC public shares in connection with the proposed Business Combination may be withdrawn at any time, with IOAC’s consent, until the Closing.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

10.1	Subscription Agreement, dated as of December 19, 2023, by and between Innovative International Acquisition Corp. and Ananda Small Business Trust

10.2	Lock-Up Agreement, dated as of December 19, 2023, by and between Innovative International Acquisition Corp. and Ananda Small Business Trust

99.1	Video Transcript

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, IOAC has filed with the Registration Statement, which includes the Proxy Statement/Prospectus/Consent Solicitation Statement. The Registration Statement was declared effective on September 29, 2023. IOAC has mailed the Proxy Statement/Prospectus/Consent Solicitation Statement and other relevant documents to its shareholders. The Proxy Statement/Prospectus/Consent Solicitation Statement was supplemented by Supplement No. 1 on October 20, 2023, Supplement No. 2 on November 17, 2023 and Supplement No. 3 on December 15, 2023.

This document is not a substitute for the Proxy Statement/Prospectus/Consent Solicitation Statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (AS UPDATED BY SUPPLEMENT NO. 1 ON OCTOBER 20, 2023, SUPPLEMENT NO. 2 ON NOVEMBER 17, 2023 AND SUPPLEMENT NO. 3 ON DECEMBER 15, 2023) AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZOOMCAR, IOAC, THE PROPOSED TRANSACTION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Business Combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.

 Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against IOAC, Zoomcar, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of IOAC or stockholders of Zoomcar; (4) the inability of Zoomcar to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Zoomcar and the combined company (including the effects of the ongoing global supply chain shortage); (10) Zoomcar’s limited operating history and history of net losses; (11) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (12) costs related to the Business Combination; (13) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (14) the possibility that Zoomcar or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Zoomcar’s estimates of expenses and profitability; (16) the evolution of the markets in which Zoomcar competes; (17) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (18) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (19) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (20) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (21) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (22) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; (23) the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (24) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (25) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; and (26) Zoomcar’s ability to obtain additional capital when necessary.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by IOAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and IOAC and Zoomcar disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Name:	Mohan Ananda
Title:	Chief Executive Officer

Dated: December 19, 2023